UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2025

PRINCETON BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	001-41589	88-4268702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

183 Bayard Lane, Princeton, New Jersey 08540

(Address of principal executive offices) (Zip Code)

(609) 921-1700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BPRN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2025, Princeton Bancorp, Inc. (the “Company”) and The Bank of Princeton (the “Bank”) entered amendments to the employment agreements with the Company’s named executive officers: Edward J. Dietzler, President and Chief Executive Officer, Daniel J. O’Donnell, Executive Vice President, General Counsel and Chief Operating Officer and Stephanie Adkins, Executive Vice President and Chief Lending Officer, as well as George S. Rapp, Executive Vice President and Chief Financial Officer (collectively the “executives”).

The amendments to the executives’ employments agreements clarify the medical severance benefits provided in connection with the executives’ involuntary termination of employment without Cause or voluntary termination for Good Reason following a Change in Control.

The amendments to the employment agreements with Mr. Dietzler and Mr. O’Donnell also correct a scrivener’s error that was made in connection with the 2023 amendment and restatement of their employment agreements. The amendments restore the Change in Control severance multiplier that was inadvertently deleted in the restatement. The amendments now provide that in the event of a Change in Control, followed by the executive’s involuntary termination of employment without Cause or voluntary termination for Good Reason, the multiplier for the severance benefit is three (3) times instead of two (2) times.

The foregoing description of the amendments to the employment agreements with the executives does not purport to be complete and is qualified in its entirety by reference to the full text of the amendments which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. The employment agreements filed as Exhibits 10.5, 10.6, 10.7 and 10.8 in the Company’s Form 10-K for the year ended December 31, 2023 include a glossary with definitions of the terms “Change in Control” and “Good Reason”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCETON BANCORP, INC.

Date: February 3, 2025	By:	/s/ Daniel J. O’Donnell
Daniel J. O’Donnell
Executive Vice President and Chief Operating Officer